Exhibit 10.1

REXAHN PHARMACEUTICALS, INC.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made and entered into by and between Rexahn Pharmaceuticals, Inc., a Delaware corporation (the “Corporation”), and the undersigned purchaser (the “Purchaser”) of the Securities (defined below) effective as of August ____, 2005, the date on which the Purchaser's subscription for the Securities shall be deemed accepted by the Corporation if the Corporation accepts the subscription pursuant to Section A.2.

WHEREAS, the Purchaser desires to subscribe for and purchase the Securities for the Purchase Price (as defined below); and

WHEREAS, the Corporation desires to issue and sell to Purchaser shares of its common stock for the Purchase Price; and

NOW, THEREFORE, in consideration of the premises and the mutual obligations and covenants set forth herein, the parties hereto agree as follows:

A. Purchase of Securities.

1.            The Purchaser hereby subscribes for the number of shares of common stock, par value $.0001 per share, of the Corporation (the “Securities”) set forth on Exhibit A hereto for a per share purchase price of U.S.$2.00, or, the aggregate purchase price set forth on Exhibit A hereto (the “Purchase Price”).

The closing of the purchase and sale of the Securities shall take place at the offices of the Corporation, 9620 Medical Center Drive, Rockville, Maryland 20850 at 10:00 a.m. or at such other time and place as the Corporation shall designate in writing to Purchaser. On or prior to the closing, the Purchase Price shall be received by the Corporation from the Purchaser by wire transfer of immediately available funds in U.S. Dollars and the Corporation shall deliver the Securities to the Purchaser within a reasonable time following the closing.

2.            This subscription shall be deemed accepted by the Corporation once this Agreement has been executed by the Corporation and the Purchaser.

3.	The Purchaser hereunder understands, acknowledges and agrees that:

a.            This subscription is and shall be irrevocable, except that the Purchaser shall have no obligation hereunder in the event that this subscription is for any reason rejected.

b.            In reliance upon applicable exemptions, the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder or any other U.S. or foreign federal or state securities laws and the rules and regulations thereunder.

c.            No U.S. or foreign federal or state governmental agency has made any finding or determination as to the fairness of this subscription for investment or any recommendation or endorsement of the Securities.

d.            Because the Securities have not been registered under the Securities Act or applicable U.S. or foreign federal or state securities laws, the economic risk of the investment must be borne indefinitely by the Purchaser and the Securities may not be sold, pledged or hypothecated or otherwise transferred unless subsequently registered under the Securities Act and applicable U.S. or foreign federal or state securities laws or an exemption from such registration is available. Registration under the Securities Act and applicable U.S. or foreign federal or state securities laws is unlikely at any time in the future.

e.            No assignment, sale, pledge, hypothecation, transfer, exchange or other disposition, or offer thereof, of the Securities may be made if, in the opinion of counsel to the Corporation, such disposition or offer would require registration under the Securities Act or would result in the violation of applicable federal or U.S. or foreign federal or state securities laws.

B.	Representations, Warranties and Agreements of the Purchaser.

1.            The Purchaser hereby represents and warrants to, and acknowledges and agrees with, the Corporation that:

a.            The Purchaser is not a U.S. person within the meaning of Rule 902(k) of Regulation S under the Securities Act (“U.S. Person”), which term includes: (i) a natural person resident in the United States; (ii) a partnership or corporation organized or incorporated under the laws of the United States; (iii) an estate of which any executor or administrator is a U.S. Person; (iv) a trust of which any trustee is a U.S. Person (other than a trust of which any professional fiduciary duty acting as trustee is a U.S. Person, if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settler if the trust is revocable) is a U.S. Person); (v) an agency or branch of a foreign entity located in the United States; (vi) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (vii) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and (viii) a partnership or corporation (A) organized or incorporated under the laws of any foreign jurisdiction and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

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b.	If the Purchaser is a trust, no beneficiary of the trust is a U.S. Person.

c.            The Purchaser is acquiring the Securities for its own behalf and account for investment and not on behalf or for the benefit of any U.S. Person or with a view to distribution, resale, subdivision or fractionalization thereof. The sale and resale of the Securities has not been pre-arranged with any U.S. Person or buyer in the United States, and the Purchaser has no present plans to enter into any contract, undertaking, agreement or arrangement for the distribution, resale, subdivision or fractionalization of the Securities. In order to induce the Corporation to issue and sell the Securities subscribed for hereby, the Purchaser agrees that the Corporation will have no obligation to recognize the ownership, beneficial or otherwise, of the Securities by anyone but the Purchaser.

d.            The Purchaser has not been offered the Securities in the United States and at the time of execution of this Agreement is physically outside the United States.

e.            The Purchaser acknowledges and agrees that until the expiration of the one-year distribution compliance period within the meaning of Rule 902(f) of Regulation S under the Securities Act, the Purchaser will only resell the Securities in compliance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from registration.

f.             The Purchaser agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

g.            The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Regulation S of the Securities Act and from applicable U.S. or foreign federal or state securities laws based, in part, upon the representations, warranties and agreements contained in this Agreement and the Corporation may rely on such representations, warranties and agreements in connection therewith.

h.            The Corporation has provided to the Purchaser and/or his attorney and/or his accountant and/or his representative that certain offering memorandum of the Corporation accompanying this Agreement (the “Memorandum”). The undersigned has received and carefully reviewed the Memorandum. The Corporation has made available to the Purchaser and/or his attorney and/or his accountant and/or his representative all agreements, documents, books, records and reports that he or they have requested relating to an investment in the Corporation. The Purchaser and/or his attorney and/or his accountant and/or his representative all have had an opportunity to ask questions of and receive answers from the Corporation, or a person or persons acting on its behalf, concerning the terms and conditions of this investment, any other matter set forth in the Memorandum or materials furnished to the undersigned, and an opportunity to obtain any additional information or material to the extent the Corporation possesses such information or material or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth or referred to in the Memorandum, and answers have been provided to all of his or their questions concerning

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an investment in the Corporation. In evaluating the suitability of an investment in the Corporation, the Purchaser has not been furnished and has not relied upon any representations or other information (whether oral or written) other than as set forth in the Memorandum, this Agreement (including Exhibits), or as contained in any documents, information or answers to questions furnished to him by the Corporation. The Purchaser has not relied on any projections in making an investment decision with respect to the Securities.

i.             The Purchaser recognizes that an investment in the Corporation involves a high degree of risk of loss by the Purchaser of the Purchaser's entire investment in the Corporation and has taken full cognizance of and understands all of the risks related to the purchase of Securities.

j.             The Purchaser has discussed with its professional legal, tax and financial advisors, to the extent it deemed appropriate, the suitability of the investment in the Corporation for its particular tax and financial situation. All information that the Purchaser has provided to the Corporation concerning itself and its financial position is correct and complete as of the date set forth below, and, if there should be any material change in such information prior to the date such Purchaser's subscription is either accepted or rejected by the Corporation, it will immediately provide such information to the Corporation.

k.            The address set forth on the signature page of this Agreement is the Purchaser's true and correct residence or principal place of business and the Purchaser has no present intention of becoming a resident of any other state or jurisdiction within the United States or moving its principal place of business within the United States.

l.             The Purchaser acknowledges that the following restrictions and limitations are applicable to the Purchaser's purchase and resales, pledges, hypothecations or other transfers of the Securities, and, therefore, that the Purchaser must bear the economic risk of investment in the Securities for an indefinite period of time:

(i)        As described in subparagraph A.3.d. above, the Securities have not been registered and, therefore, they may not be sold, pledged, hypothecated or otherwise transferred unless they are registered under the Securities Act and applicable U.S. or foreign federal or state securities laws or an exemption from such registration is available.

(ii)       A legend will be placed on the certificate or certificates evidencing the Securities in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AS AMENDED, OR ANY OTHER U.S. OR FOREIGN FEDERAL OR STATE SECURITIES LAWS. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE

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SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE U.S. OR FOREIGN FEDERAL OR STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

(iii)       Stop transfer instructions have been or will be placed with respect to the Securities so as to restrict the resale, pledge, hypothecation or other transfer thereof and the Corporation's stock transfer agent will not be required to accept for registration of transfer any Securities, except upon presentation of evidence satisfactory to the Corporation and the transfer agent that the restrictions set forth in this Agreement has been complied with.

(iv)        Stop transfer instructions described in subparagraph (iii) above will be placed with respect to any new certificate representing the Securities upon presentment by the Purchaser of a certificate for transfer.

The foregoing representations and warranties are true and accurate as of the date hereof and will be true and accurate as of the date the Purchaser's subscription for the Securities is accepted by the Corporation. The Purchaser agrees to indemnify the Corporation for any losses, costs or expenses resulting from its breach of any such representations and warranties. If in any respect such representations and warranties will not be true and accurate as of the date the Purchaser's subscription for the Securities is accepted by the Corporation, the Purchaser will give written notice of such fact to the Corporation specifying which representations and warranties are not true and accurate and the reasons therefor.

C.	Representations, Warranties and Agreements of the Corporation.

The Corporation hereby represents and warrants to, and agrees with, the Purchaser that:

1.            Organization and Standing. The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority required to own, lease and operate its properties and to carry on its business as currently being conducted.

2.            Authorization. The Corporation has all requisite corporate power and authority to execute and enter into this Agreement. All corporate action on the part of the Corporation necessary for the authorization, execution, delivery and performance of its obligations under this Agreement has been taken. This Agreement, when executed and delivered by the Corporation, will constitute the legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, subject to bankruptcy, insolvency, reorganization and

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other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

3.            No Conflict. The execution, delivery and performance of the obligations under this Agreement by the Corporation and the consummation by the Corporation of the transactions contemplated by this Agreement will not, with or without the giving of notice or lapse of time, or both, violate, conflict with, result in a breach of, constitute a default under or accelerate the performance required by any of the terms, conditions or provisions of (i) the Certificate of Incorporation or By-laws of the Corporation or (ii) except for such violations, conflicts, breaches, defaults or accelerations that, individually or in the aggregate, have a material adverse effect on the business of the Corporation, any contract, covenant, agreement or understanding, or any statute, rule, regulation, order, decree, ruling, judgment, arbitration award, law, ordinance or stipulation to which the Corporation is a party or to which it or any of its properties or assets is subject, or result in the creation of any liens, pledges, security interests, charges, equities, options, proxies, voting restrictions, rights of first refusal, encumbrances, restrictions (other than restrictions arising under applicable securities laws) and claims of every kind and character on any of its properties or assets.

D.	Governing Law.

This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without giving effect to principles regarding conflicts of law.

E.	Successors and Assigns.

All covenants and agreements of the Corporation and the Purchaser under this Agreement shall be binding on the Corporation and the Purchaser and their respective successors and assigns, except that the Purchaser may not assign any of its rights or obligations hereunder.

F.	Entire Agreement; Amendment.

Each of the Corporation and the Purchaser confirms that this Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Purchaser.

G.	Notices, etc.

All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly made when delivered personally or by express mail or courier or when sent by facsimile transmission or any other electronic transmission (provided a written confirmation evidencing such facsimile or electronic transmission is mailed by first class mail, postage prepaid within two business days) to the respective parties at the following address for the Corporation or the address for the Purchaser as set forth on the signature page to this

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Agreement (or at such other address for a party as shall be specified in the notice given in accordance with this Section G):

If to the Corporation, to:

Rexahn Pharmaceuticals, Inc.

Attention: Ted T.H. Jeong

9620 Medical Center Drive

Rockville, Maryland  20850

Fax: (240) 268-5310

with a copy to:

Chadbourne & Parke LLP

Attention: Hwan Kim, Esq.

1200 New Hampshire Avenue, N.W.

Washington, DC 20036

Fax: (202) 974-5602

H.	Rights; Severability.

Unless otherwise expressly provided herein, each party's rights hereunder are several rights, not rights jointly held with any of the other investors in the Corporation's Securities. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

I.	Agent's Fees.

The Purchaser (i) represents and warrants that he has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Corporation and any other investors in the Corporation's Securities harmless from any liability for any commission or compensation in the nature of an agent's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Purchaser is responsible in connection with the transactions contemplated by this Agreement.

J.	Information Confidential.

The Purchaser acknowledges that the information received by such Purchaser pursuant hereto may be confidential and is for his use only and such Purchaser will not reproduce, disclose or disseminate such information to any other person (other than the Purchaser's employees or agents having a need to know the contents of such information, and the Purchaser's attorneys), except in connection with the exercise of rights under this Agreement, unless the

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Corporation has made such information available to the public generally or the Purchaser is required to disclose such information by a governmental body or is summoned as a witness or required to give such information pursuant to a valid subpoena or any other lawful process.

K.	Titles and Subtitles.

The titles of the Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

L.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument.

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IN WITNESS WHEREOF, the Purchaser has executed this Agreement this ___ day of August, 2005.

Tax or Other Identification Number	[Name of Purchaser]
_______________________________	By:

Name:

Title:

Address:

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SUBSCRIPTION ACCEPTED AND SUBSCRIPTION AGREEMENT AGREED TO:

REXAHN PHARMACEUTICALS, INC.

By:

Name:
Title:

Date:__________________________

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EXHIBIT A

Name	Securities	Per Share Price	Aggregate Purchase Price
[Name of Purchaser]	[ ] Common Shares	$2.00	$[ ]